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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Under Rule 14a-12

NovaDel Pharma Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

25 Minneakoning Road
Flemington, New Jersey 08822
(908) 782-3431

May 14, 2007

Dear NovaDel Stockholders:

Enclosed is a revised proxy card to be used in connection with the June 6, 2007 Annual Meeting of Stockholders to be held at the offices of Morgan, Lewis & Bockius LLP, located at 502 Carnegie Center, Princeton, New Jersey 08540 at 9:00 a.m. Eastern Daylight Time. Unfortunately, due to a printing error, the headings indicating your vote FOR, AGAINST OR ABSTAIN were deleted above the three voting boxes on Proposal 2, ratifying the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007, on the proxy card. We apologize for any inconvenience this may have caused you.

Regardless of whether you plan to attend the meeting or not, please vote your shares by mail or telephone using the instructions on the enclosed revised proxy card.

On behalf of NovaDel’s Board of Directors and its management team, thank you for your continuing interest in NovaDel. We look forward to seeing you at the meeting and to keeping you informed of our progress throughout 2007.

Sincere regards,

Michael E. Spicer Chief Financial Officer and Corporate Secretary

NOVADEL PHARMA INC.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoint(s) Jan H. Egberts and Michael E.B. Spicer with full power of substitution and resubstitution, as proxy to represent and vote any and all shares of common stock, par value $.001 per share, of NovaDel Pharma Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Company, to be held on June 6, 2007, at 9:00 A.M local time, at the offices of Morgan, Lewis & Bockius, LLP, located at 502 Carnegie Center, Princeton, New Jersey 08540, and at any adjournments or postponements thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated as of April 27, 2007, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Each of Proposals 1 and 2 are proposed by the Company.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

NOVADEL PHARMA INC.

June 6, 2007

  PROXY VOTING INSTRUCTIONS

MAIL- Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
ACCOUNT NUMBER
-OR-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the meeting date.

$   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone $

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:					FOR	AGAINST	ABSTAIN
		NOMINEES:		2. RATIFY THE SELECTION OF J.H. COHN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FlRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.	☐	☐	☐
☐	FOR ALL NOMINEES	¢	Mark J. Baric
		¢	Thomas E. Bonney, CPA
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¢	Jan H. Egberts, M.D.

THlS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, IF THE CARD IS SIGNED, THlS PROXY WILL BE VOTED FOR THE ELECTION OF THE SEVEN (7) NOMINEES NAMED IN PROPOSAL 1 AND FOR THE RATIFICATION OF THE SELECTION OF J.H. COHN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FlRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007 IN PROPOSAL 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THlS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NOVADEL PHARMA INC.

		¢	William F. Hamilton, Ph.D.
☐	FOR ALL EXCEPT (See intructions below)	¢	J. Jay Lobell
		¢	Charles Nemeroff, M.D., Ph.D.
		¢	Steven B. Ratoff

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ”FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please slgn in partnership name by authorized person.